Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Investor Presentation
December 2009

KAMAN CORPORATION - Investment Highlights
 ✓ High margin aerospace business led by specialty bearing product lines
 ✓ Industrial distribution business gaining market share in a fragmented market via national account growth, geographic and product line expansion
 ✓ Long-term organic growth opportunities in both segments
 ✓ Potential to accelerate growth and increase scale through acquisitions
 ✓ Initiatives to optimize profit, increase cash flow generation, strengthen competitive position
 ✓ Strong balance sheet to fund growth and strategic initiatives

KAMAN CORPORATION - Overview
Nine month YTD sales
thru 10/2/09 $877 million
 Two business segments

Source: Boeing and Airbus historical data and ISM
AEROSPACE ORDERS and DELIVERIES VS. ISM INDEX OVER TIME

 ✓ December 2007 - Sold Music segment to Fender focusing the company on its core industrial distribution and aerospace businesses
 ✓ 2008 - Completed first acquisition in aerospace since 2002 and first acquisitions in industrial distribution since 2003
 ✓ February 2009 - Took title to eleven Kaman manufactured SH-2G helicopters under a previously negotiated settlement with the Commonwealth of Australia
 ✓ July 2009 - Received a contract modification award for the JPF program significantly improving profit on U.S. Government sales
RECENT SIGNIFICANT EVENTS

 ✓ August 2009 - Awarded contract to demonstrate unmanned version of the company’s K-MAX® helicopter to the U.S. Marine Corps
 ✓ August 2009 - Introduced the proprietary ReliaMark™ brand of power transmission products
 ✓ August 2009 - Awarded a five year potentially $53 million program to provide composite helicopter blade skins and skin core assemblies for Bell
  Helicopter
 ✓ August 2009 - $200 million Shelf registration (S-3) took effect
 ✓ September 2009 - Completed new three year $225 million revolving credit facility
RECENT SIGNIFICANT EVENTS

RECENT KEY APPOINTMENTS
 ✓ Neal Keating, Chairman, President and CEO
 ✓ Thomas Rabaut, Director
 ✓ Greg Steiner, President, Kaman Aerospace Group
 ✓ Bill Denninger, Senior Vice President and CFO
 ✓ Phil Goodrich, Vice President - Business Development
 ✓ William Higgins, Director
 ✓ Rob Starr, Vice President and Treasurer
 ✓ George Minnich, Director
 ✓ Steven Smidler, Senior Vice President and COO, Kaman Industrial
 Technologies

INDUSTRIAL DISTRIBUTION SEGMENT
2009 YTD Nine Month Sales $496 million

INDUSTRIAL DISTRIBUTION SEGMENT

Third largest industrial distribution firm serving $13 billion of a $23 billion power transmission market.
185 branches and 5 distribution centers
Major product categories:
 ▪ Bearings
 ▪ Mechanical and electrical power transmission
 ▪ Motion control
 ▪ Material handling
 ▪ Fluid power
Statistics
 ▪ CAGR 2003 to 2008 = 9.3%
 ▪ Sales per employee $435,000
 ▪ 1,700 employees (approximately one third outside sales)
 ▪ SKUs 3.25 million
 ▪ 48,000 customers

INDUSTRIAL DISTRIBUTION SEGMENT

Strategy:
 ▪ Expand our geographic footprint in major industrial markets to enhance our position in the competition for national and regional accounts
 ▪ Broaden our product offerings to gain additional business from existing customers and new opportunities from a wider slice of the market

Customers:
 ▪ Broad cross section of industry with 48,000 customers served from local branches in 72 of the top 100 U.S. Industrial markets. Growing national account base.

INDUSTRIAL DISTRIBUTION SEGMENT

INDUSTRIAL DISTRIBUTION SEGMENT - Key Suppliers

AEROSPACE SEGMENT
2009 YTD Nine Month Sales $381 million

Commercial
Military
Business/Regional
28%
69%
3%
Note: Based on YTD sales at 10/2/09
AEROSPACE - Business Mix

AEROSPACE - Aerospace Bearing Products
Machineable Self-Lubricating Bearings
Brands KAron®, KAtherm®, KAcarb®, and others,
Custom Air Frame Bearings
 ▪ Fraslip® and other brands
 ▪ Plain and self-lubricating sliding bearings, ball bearings
 ▪ Customized to meet specialized customer requirements in demanding aerospace and industrial applications
Low-Maintenance Flexible Couplings
 ▪ KAflex® and Tufflex® brands
 ▪ Used extensively in the main and tail rotor drive systems of helicopters
 ▪ Custom-designed and engineered for each application

AEROSPACE - Aerospace Bearing Products
Aerospace and niche industrial markets.
 ▪ Fixed Wing (Commercial, Military)
 Flight Controls
 Landing Gear and Doors
 Engines and Accessories
 ▪ Helicopters (Commercial, Military)
 Rotor System and Controls
 Landing Gear and Doors
 Engines and Accessories
 Main Engine and Tail Rotor Driveshaft Systems
 ▪ Spacecraft, Submarines, Launch Vehicles and Satellites
 Flight Controls
 Power Systems
 Solar Array Deployment Systems
 Hatches and Doors
 ▪ Industrial
 Hydropower Systems
 Motor Sport - Steering and Suspension Systems

AEROSPACE - Metallic and Composite Structures
JACKSONVILLE, FL
WICHITA, KS
DARWEN, UK
Capabilities:
 ▪ Build-to-Print manufacturing of metal and
 composite structures and assemblies
 ▪ Composite tooling design and manufacture
Major Customers:
 ▪ Sikorsky, Boeing IDS, BAe, Spirit, Airbus,
 Boeing Commercial, Aircell
Core Competencies:
 ▪ Sheet Metal Fabrication
 ▪ Composite Part Fabrication
 ▪ Tooling design and manufacture
 ▪ Aircraft Structure Assembly
 ▪ Program Management
 ▪ Supply Chain Management

AEROSPACE - Helicopter Services
Aftermarket Business
 ▪ SH-2G Naval Helicopter - Support and Upgrades
 ▪ K-MAX Commercial Helicopter Support
 ▪ Blade Overhaul, Repairs, and Erosion Coating
HeliworX Subcontract Business
 ▪ Bell blade skins and skin core assemblies
 ▪ MDHI Explorer Rotor Blade System
 ▪ Sikorsky - H-60 Blackhawk
 ▪ Northrop Grumman Hawkeye
 ▪ A-10 Re-wing Program
 ▪ Small Composite Main Rotor Blade (SCRB)

Unmanned Airborne Systems (UAS) - Unmanned K-MAX
AEROSPACE - Helicopter Services
 ▪ Teamed with Lockheed Martin to develop an
 unmanned version of the Kaman K-Max
 commercial helicopter for the U.S. Military
 ▪ The recent decision to postpone the demonstration
 from December was made in conjunction with the
 Marine Corps
 ▪ Demonstration for the U.S. Marine Corps now
 scheduled for Q1 2010

AEROSPACE - New Bell Blade Program
Customer / Contract Overview
 ▪ Bell Helicopter - Textron
 ▪ Fort Worth, Texas
 ▪ Award - 28 August 2009
 ▪ $53M / Five-Year Program
Product Description / Application
 ▪ Main Rotor Blade Composite Skins and Skin / Core Assemblies
 ▪ 18 Total Part Numbers
 ▪ Bell Models - H1, 406, 407, 412, 427, 429, 430 and BA609
Composite Materials
 ▪ Fiberglass & Graphite Pre-Impregnated (Prepreg) Material
 ▪ Nomex Honeycomb Core

HARPOON
FMU-139
TOMAHAWK
STANDARD
MISSILE
SLAM-ER
AMRAAM
KPP Fuzes are on a Majority of Major Weapons
Systems
STANDARD
MISSILE
JPF
SLAM-ER
TOMAHAWK
AMRAAM
MAVERICK
AGM-65M
AEROSPACE - Fuzing Systems

OUTLOOK
 Aerospace segment
 ▪ Full year 2009 sales expected to be up 5% to 7% year-over-year
 ▪ Operating margin for 2009 expected to be in the “mid-teens”
 ▪ Stable military programs - limited near term impact from DOD reductions
 Industrial Distribution segment
 ▪ Full year 2009 sales are expected to decline toward the high end of stated range of down 10% to 15%
 ▪ Full year 2009 operating margin is expected to be between 2.1% and 2.5%
 Cash Flow
 ▪ Full year 2009 free cash flow is expected to be between $35M and $40M

OPPORTUNITIES
 ✓ Market recovery - Industrial Distribution
 ✓ Ramp up programs
 - A-10 re-wing
 - Bell blades
 - B787
 - JSF
 - A380
 ✓ Acquisitions - both businesses
 ✓ Sale of SH-2(I) helicopters
 ✓ Unmanned K-MAX program
 ✓ Continuation of outsourcing trend - primes and super tier 1’s

FINANCIAL REVIEW
43%
2009 YTD Nine Month Sales $887 million

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	Q3 2009	Q3 2008	Q3 2009	Q3 2008	Q3 2009	Q3 2008
Industrial Distribution	$162,921	$204,275	$3,388	$10,704	2.1%	5.2%
Aerospace	126,980	130,858	19,906	20,865	15.7%	15.9%
Net gain/(loss) on sale of assets			(3)	301
Corporate expense			(8,625)	(7,422)	1 (3.0%)	1(2.2%)
Sales/Op. inc. from continuing ops	$289,901	$335,133	$14,666	$24,448	5.1%	7.3%
INCOME STATEMENT HIGHLIGHTS
For quarters ended October 2, 2009 and September 26, 2008

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	YTD 2009	YTD 2008	YTD 2009	YTD 2008	YTD 2009	YTD 2008
Industrial Distribution	$495,781	$589,773	$9,232	$29,512	1.9%	5.0%
Aerospace	381,378	347,426	56,803	46,920	14.9%	13.5%
Net gain/(loss) on sale of assets			37	94
Corporate expense			(25,836)	(23,704)	1 (2.9%)	1(2.5%)
Sales/Op. inc. from continuing ops	$877,159	$937,199	$40,236	$52,822	4.6%	5.6%
INCOME STATEMENT HIGHLIGHTS
For nine months ended October 2, 2009 and September 26, 2008

(In Millions)	As of 10/2/09	As of 12/31/08	As of 12/31/07
Cash and Cash Equivalents	$16.6	$8.2	$73.9
Notes Payable and Long-term Debt	$78.7	$94.2	$12.9
Shareholders’ Equity	$299.8	$274.3	$394.5
Debt as % of Total Capitalization	20.8%	25.6%	3.2%
Capital Expenditures (YTD Continuing Operations)	$8.9	$16.0	$14.2
Depreciation & Amortization (YTD Continuing Operations)	$11.8	$12.8	$9.9
BALANCE SHEET AND CAPITAL FACTORS

Sales
EPS
Stock Price (one year)
Return on Invested Capital
PERFORMANCE METRICS

Forward-Looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the
Aerospace and Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) management's success in resolving operational issues at the Aerostructures Wichita facility; 7) successful negotiation of the Sikorsky Canadian MH-
92 program; 8) successful resale of the SH-2G(I) aircraft, equipment and spare parts; 9) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 10) satisfactory resolution of the company’s litigation relating to the FMU-143 program; 11) continued support of the existing K-MAX helicopter fleet, including sale of existing K-
MAX spare parts inventory; 12) cost growth in connection with environmental remediation activities at the Bloomfield, Moosup and
New Hartford, CT facilities and our U.K. facilities; 13) profitable integration of acquired businesses into the company's operations; 14)
changes in supplier sales or vendor incentive policies; 15) the effects of price increases or decreases; 16) the effects of pension regulations, pension plan assumptions and future contributions; 17) future levels of indebtedness and capital expenditures; 18)
continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items;
19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 21) future repurchases and/or issuances of common stock; and 22)
other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-
looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Eric B. Remington, Vice President
(860) 243-6334
Eric.Remington@kaman.com